Convertible Loans	12 Months Ended
Dec. 31, 2021
Convertible Loans [Abstract]
Convertible Loans	Convertible Loans
As disclosed in Note 4.2, on December 23, 2019, the Company issued Convertible loans to certain of its shareholders. The Convertible loans had a principal amount of USD 20,000 thousand with a maturity of two years at a stated interest rate of 4.0% per annum to be accrued on the principal amount until the loans are converted or mature. A total of USD 17,069 thousand was received in cash from the Lenders as of December 31, 2019, and therefore recognized as a financial liability as of year-end. The remaining USD 2,931 thousand in cash was received in January 2020. The Convertible loans were subordinated to other present or future non-subordinated (i.e. senior debt) claims of other creditors of the Company.
Pursuant to the terms and conditions of the agreements with the Lenders, there were three triggers, as detailed below, that would require the Company either to make a cash payment or mandatorily convert the loans, based on the conversion price, into preferred shares of the Company during the instruments’ duration:
•Change of control (“CoC”) (cash payment);
•Maturity (cash payment upon demand by the Lenders);
•Qualified Financing event (conversion to the same class of preferred shares as issued in such financing based on conversion price at discounted share price).
Based on the nature of the conversion features, as summarized below, the Convertible loans contained two embedded derivatives, one related to the CoC event and the other related to the Qualified Financing event:
•CoC event: if a CoC event takes place before the conversion or repayment of the Convertible loan, the Lender would receive the outstanding balance multiplied by a CoC multiple (which depends on the CoC purchase price and varies between 1.5 and 2.5) plus the accrued but unpaid interest on the loan.
•Qualified Financing event: Conversion price would be calculated by using 85% of the Company’s share price as at the Qualified Financing date if such conversion occurred prior to September 23, 2020, or 80% of the share price if the conversion occurred after that date. Conversion was mandatory if a Qualified
Financing event took place. “Qualified Financing” ment that the Company would haev sold preferred shares with the purpose of raising capital for aggregate gross proceeds of at least USD 10,000 thousand.
In the event of a CoC, it was not possible for the Company to avoid the payment of cash since it included a contractual obligation to deliver cash. In the event of a Qualified Financing event, the derivative would not be settled for a fixed number of the Company’s own equity instruments at the conversion date because the conversion price was not fixed and therefore, failed to meet the fixed-for-fixed requirement for the recognition of the conversion features as equity. Consequently, the Convertible loans and the embedded derivatives were considered financial liabilities rather than equity.
The instrument met the definition of a hybrid instrument under IFRS 9. However, the Group had elected the fair value option, whereby the Convertible loans, including the embedded derivatives, were accounted for as one instrument (not separating the loan from the derivative) at fair value.
The initial fair value of the Convertible Loans designated at FVTPL, including the value of the embedded derivative received in December 2019, was USD 19,720 thousand, calculated using a weighted average percentage probability of the three possible scenarios based on their expected discounted future cash flows (for the CoC and maturity scenarios) and expected conversion value (for the Qualified Financing event). The Group used judgment to estimate the probability of the three future outcomes above, including key inputs to the valuation exercise such as: the conversion price (85% to 80% of the Company’s share price depending on the timing of occurrence), the change of control price (outstanding balance of the Convertible Loans multiplied by a CoC multiple, which depends on the CoC purchase price plus the accrued but unpaid interest), the Company’s share price (USD 3.20 to USD 3.75), and discount rate (11.4% to 12.0%). Based on the ranges of the unobservable inputs disclosed above, the Group concluded that as of December 31, 2019 the fair market value of the Convertible Loans would not significantly change due to changes in these assumptions.
The key assumption in calculating the fair value of the instrument was the probability of securing Series A2 financing of 90% with the balance of probability allocated to a CoC event and redemption at maturity.
The initial fair value of the remaining portion of the Convertible loans received in January 2020 was USD 3,352 thousand, measured on the same basis as the portion received in December 2019.
The difference between the cash value and the fair value at inception has been recognized in equity as a capital distribution to the Company’s shareholders amounting to a total of USD 3,058 thousand, of which USD 2,637 thousand had been recognized in 2019 and USD 421 thousand in 2020.
At the completion of the First Tranche that occurred on September 11, 2020, the Convertible loans were mandatorily converted into an aggregate of 4,195,966 Series A1 preferred shares of the Company issued at a conversion price of USD 4.891 (rounded) per share based on the agreement with the Lenders. Immediately prior to conversion, the fair value of the Convertible Loans was remeasured assuming the probability of securing Series A2 financing of 100% and using a fair value per share of USD 5.755, representing a subscription price per Series A2 preferred share of the First Tranche of Series A2 financing round. This led to a loss on remeasurement in the amount of USD 564 recognized within financial expense in profit or loss for the year ended December 31, 2020 (2019: none).
Upon conversion, the Convertible loans, including accrued but unpaid interest, were immediately deemed repaid in full and terminated in their entirety. As a result, USD 24,148 thousand was reclassed from liabilities to equity.
The movements in the Convertible loans balance presented in the statements of financial position are as follows:

In thousands of USD	2020	2019
Opening balance as of January 1	19,737	—
Cash proceeds	2,931	17,069
Loss on initial recognition (distribution to the shareholders)	421	2,637
Fair value adjustment through profit or loss	564	—
Accrued interest expense	513	17
Other changes	(18)	14
Conversion in to shares	(24,148)	—
Ending Convertible Loans balance as of December 31	—	19,737
The fair value of the Convertible Loans was measured using level 3 inputs as described in Note 4.2.